Exhibit 10.3

FOURTH AMENDMENT

TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 23, 2012 (this “Amendment”) to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is entered into by and among W.E.T. AUTOMOTIVE SYSTEMS, AG, a German stock corporation (the “German Borrower”), W.E.T. AUTOMOTIVE SYSTEMS LTD., a Canadian corporation (the “Canadian Borrower” and, together with the German Borrower, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), BANC OF AMERICA SECURITIES LIMITED, as administrative agent (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer (“Bank of America”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, Bank of America and the Administrative Agent are all parties to the Credit Agreement, dated as of March 30, 2011 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend and waive certain provisions of the Existing Credit Agreement and the Lenders are willing to effect such amendments and waivers, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE V

DEFINITIONS

SECTION 5.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article IV.

“Bank of America” is defined in the preamble.

“Borrower” is defined in the preamble.

“Canadian Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“German Borrower” is defined in the preamble.

“Lender” is defined in the preamble.

SECTION 5.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE VI

AMENDMENT TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 6.1. Amendment to Article VI. Section 6.18 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.18	Intentionally Omitted.”

ARTICLE VII

WAIVER

Subject to the terms and conditions hereof, including the occurrence of the Amendment Effective Date, the Administrative Agent and the Required Lenders hereby agree to waive (a) the requirement set forth in Section 6.18 of the Existing Credit Agreement to vote at the annual shareholder’s meeting for the fiscal year ended 2011 of the German Borrower with all voting rights resulting from the Equity Interest in the German Borrower in favor of the distribution of all available profits of the German Borrower, in accordance with applicable Laws, to the German Borrower’s shareholders and (b) any Default or Event of Default which may have occurred and may be continuing in connection with the Loan Parties’ failure to comply with such requirement.

ARTICLE VIII

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on and as of the date first written above (the “Amendment Effective Date”) when the following conditions have been met:

SECTION 8.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrowers and the Required Lenders.

SECTION 8.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, if then invoiced, including fees and expenses of counsel to the Administrative Agent.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 9.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended or waived hereby, including Article X thereof.

SECTION 9.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 9.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 9.6. Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants,

conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment and waiver set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to or modification or waiver of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 9.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.03 of the Credit Agreement are true and correct.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

W.E.T. AUTOMOTIVE SYSTEMS, AG,
a German stock corporation

By:	/s/ Thomas Liedl
Name: Thomas Liedl
Title: Chief Financial Officer

W.E.T. AUTOMOTIVE SYSTEMS LTD., a Canadian corporation

By:	/s/ Caspar Baumhauer
Name: Caspar Baumhauer
Title: Chief Executive Officer

BANC OF AMERICA SECURITIES LIMITED, as Administrative Agent

By:	/s/ Kevin Day
Name: Kevin Day
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David K. Komrska
Name: David K. Komrska
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas A. Lakocy
Name: Thomas A. Lakocy
Title: Senior Banker

COMERICA BANK

By:	/s/ Dan M. Roman
Name: Dan M. Roman
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven J. McCormack
Name: Steven J. McCormack
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Erik Siersma
Name: Erik Siersma
Title: Vice President